EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2025
Retirement Benefits [Abstract]
EMPLOYEE BENEFITS

21. EMPLOYEE BENEFITS

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labour regulations require that the PRC subsidiaries make contributions to the government for these benefits based on certain percentage of the employees’ salaries, up to a maximum amount specified by the government. The Group has no legal obligation for the benefits beyond the contribution made.

The total amounts charged to the Consolidated Statements of Comprehensive Loss for such employee benefits amounted to RMB31.5 million, RMB17.4 million and RMB28.0 million for the fiscal year ended March 31, 2024, the nine months ended December 31, 2024 and the year ended December 31, 2025, respectively.